UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2012

LIFEPOINT HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Powell Court Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 372-8500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 3, 2012, Duke LifePoint Healthcare, a joint venture of Duke University Health System, Inc. and LifePoint Hospitals, Inc., issued a joint press release with Marquette General Hospital announcing the execution of a definitive agreement for Duke LifePoint Healthcare to acquire substantially all of the assets of Marquette General Hospital. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated July 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

By:	/s/ Paul D. Gilbert
Paul D. Gilbert
Executive Vice President, Chief Legal Officer and Corporate Governance Officer

Date: July 5, 2012

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated July 3, 2012.